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                                   IMC GLOBAL INC.

                                      Securities

                       UNDERWRITING AGREEMENT BASIC PROVISIONS

                                                                   July 17, 1997



         1. INTRODUCTORY. IMC Global Inc., a Delaware corporation (the "Company"), proposes to issue and sell from time to time senior debt securities, subordinated debt securities, convertible subordinated debt securities (collectively, "Debt Securities"), preferred stock and common stock registered under the registration statement referred to in Section 2(a) ("Registered Securities"). If specified in a Terms Agreement referred to in Section 3, the Company proposes to grant to the underwriters an option to purchase up to that amount of Registered Securities specified in such Terms Agreement (the "Option Securities"). Debt Securities will be issued under one or more indentures (as amended or supplemented from time to time, an "Indenture" and collectively, the "Indentures"), more particularly described in a Terms Agreement, between the Company and the trustees named therein (the "Trustee(s)"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Debt Securities being determined at the time of sale. The preferred stock will be issued in one or more series, which series may vary as to voting rights, dividends, optional and mandatory redemption provisions, liquidation preference and conversion provisions and other terms, with all such terms for any particular series or issue of the preferred stock being determined at the time of sale. The Registered Securities will be sold pursuant to a Terms Agreement, for resale in accordance with terms of offering determined at the time of sale.

         The Registered Securities (together with the Option Securities) involved in any such offering are hereinafter referred to as the "Securities." The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement are hereinafter referred to as the "Representatives"; PROVIDED, HOWEVER, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives," as used in this Agreement shall mean the Underwriters.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as of the date of this Agreement as follows:

              (a) A registration statement on Form S-3 (File No. 333-27287) and a registration statement on Form S-3 (File No. 33-50177) with respect to the Registered Securities have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and (ii) been filed with the Commission under the Securities Act. Such registration statements have become effective under the Securities Act. If any post-effective amendment to such registration statements have been filed with the Commission prior to the date of the applicable Terms Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statements and any amendments thereto have been delivered by the Company to the Representatives. As used in this Agreement, "Effective Time" means the respective date and time as of which such registration statements, or the most recent post-effective amendment thereto, if any, were declared effective by the Commission; and "Effective Date" means the respective applicable date of the Effective Time. As provided in Section 4(a), a prospectus supplement relating to the Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the Securities Act. In addition, a preliminary prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof, and the other matters set forth therein also may be prepared and filed pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form filed on or after the date of this Agreement pursuant to Rule 424, is referred to in this Agreement as the "Prospectus Supplement", and any such preliminary prospectus supplement in the form filed after the date of this Agreement pursuant to Rule 424 is referred to as the "Preliminary Prospectus Supplement." Any prospectus accompanied by a Preliminary Prospectus Supplement is referred to in this Agreement, collectively with such Preliminary

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                                                                          2

         Prospectus Supplement, as a "Preliminary Prospectus." The registration statements referred to in this Section 2(a), as amended at the time of the Terms Agreement, including the exhibits thereto (but excluding the Statement of Qualification and Eligibility ("Form T-1")) and the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents") and the information, if any, deemed to be a part of the registration statements pursuant to Rule 430A(b) under the Securities Act, are collectively referred to as the "Registration Statement"; and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the Incorporated Documents. Notwithstanding the foregoing, any prospectus supplement prepared or filed with respect to an offering pursuant to the Registration Statement of securities other than the Securities shall not be deemed to have supplemented the Prospectus. The Commission has not issued any order suspending the effectiveness of the Registration Statement, and no stop order has been initiated or threatened by the Commission.

              (b) On the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of the applicable Terms Agreement, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on the Effective Date and the Closing Date, respectively, the Indenture, if any, described in the Terms Agreement conformed and will conform in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations thereunder; PROVIDED that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein or (ii) that part of the Registration Statement which shall constitute the Form T-1 under the Trust Indenture Act.

              (c) The Company and each of its subsidiaries (as defined in Rule 405 of the Rules and Regulations) have been duly incorporated and are validly existing as corporations in good standing under the general corporation laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and in which the failure to be so incorporated, existing or qualified would reasonably be expected to have a material adverse effect on the business, business prospects, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company, other than those so identified in the Terms Agreement, is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

              (d) All of the issued shares of capital stock of each significant subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and, except for shares of Preferred Stock of The Vigoro Corporation, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.


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              (e) The execution, delivery and performance of the Terms
         Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its significant subsidiaries is bound or to which any of the property or assets of the Company or any of its significant subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its significant subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its significant subsidiaries or any of their properties or assets; and except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act or the Exchange Act, and applicable state or foreign securities laws in connection with the offer, sale and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby or compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement.

              (f) Except for the Registration Rights Agreement dated March 1, 1996 between the Company and certain former shareholders of The Vigoro Corporation (the "Registration Rights Agreement"), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus or Schedule B to the Terms Agreement, to require the Company to file any other registration statement under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act. Each of the persons who is a party to the Registration Rights Agreement has waived such person's rights with respect to including securities owned by such person in the Registration Statement.

              (g) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee under the Indenture) constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms; the Debt Securities, if any, described in the Terms Agreement have been duly authorized by the Company and, when the terms of the Debt Securities and of their issuance and sale have been duly established in accordance with the Indenture, this Agreement and the Terms Agreement and the Debt Securities have been duly executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for in accordance with this Agreement and the Terms Agreement, the Debt Securities will be duly and validly issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture; if any Securities to be issued are convertible, the shares of common stock issuable upon conversion thereof have been duly authorized by the Company, have been duly reserved for issuance upon conversion of the Securities and, when issued upon the conversion of the Securities, will be duly and validly issued, fully paid and non-assessable; the common stock and preferred stock, if any, described in the Terms Agreement have been duly authorized by the Company and, when issued and paid for pursuant to the Terms Agreement, will be duly and validly issued, fully paid and non-assessable; no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities as contemplated herein or the issuance of the shares of common

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         stock upon conversion of the Securities; and the Securities, the
         Indenture, if any, described in the Terms Agreement and the capital stock of the Company will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

              (h) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would reasonably be expected to have a material adverse effect on the business, business prospects, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (otherwise than as set forth or contemplated in the Prospectus) or any material adverse change in or affecting, or any adverse development which materially affects, the business, business prospects, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

              (i) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein.

              (j) Ernst & Young LLP, or such other independent accountants acceptable to the Representatives, who have certified certain financial statements of the Company and whose report appears or is incorporated by reference in the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

              (k) The Company has no reason to believe that the Company and each of its subsidiaries do not own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses in the manner described in the Prospectus and have no reason to believe that the conduct of their respective businesses will conflict with any such rights of others, and have not received any notice of any claims of conflict with any such rights of others, which claims are reasonably expected to have a material adverse effect on the business, business prospects, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

              (l) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are reasonably expected to have a material adverse effect on the business, business prospects, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and to the actual knowledge of the Company, no such proceedings are threatened by governmental authorities or by others.

              (m) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement.


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              (n) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus and which is not so described.

              (o) Except as described in the Prospectus, since the date as of which information is given in the Prospectus, the Company has not (i) issued or granted any rights to acquire any securities (other than pursuant to employee benefit plans or other compensation plans existing on the date of the Terms Agreement) or (ii) declared or paid any dividend on its capital stock other than regular quarterly cash dividends.

              (p) Neither the Company nor any of its subsidiaries, respectively, (i) is in violation of its charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either individually or in the aggregate, are not reasonably expected to have a material adverse effect on the business, business prospects, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

              (q) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940.

              (r) Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a material adverse effect on the business, business prospects, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries, (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

         3. PURCHASE AND OFFERING OF THE SECURITIES BY THE UNDERWRITERS. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of a telegram, telex or other written communications ("Terms Agreement") at each time the Company determines to sell the Securities. Each Terms Agreement will be in the form of Annex II (A) or (B) attached hereto and will incorporate by

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                                                                          6

    reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and certain terms of the Securities and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery and payment (such time and date being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of public offering that should be reflected in the Prospectus Supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. Debt Securities, if any, delivered to the Underwriters on the Closing Date will be in definitive fully registered form, in such denominations and registered in such names as the Underwriters may request.

         If specified in a Terms Agreement, on the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to that amount of the Option Securities as shall be specified in the Terms Agreement from the Company at the same price as the Underwriters shall pay for the Registered Securities. Said option may be exercised only to cover over-allotments in the sale of the Registered Securities by the Underwriters and may be exercised in whole or in part at any time on or before the thirtieth day after the date of the Terms Agreement upon written or telegraphic notice by the Representatives to the Company setting forth the amount of the Option Securities as to which the several Underwriters are exercising the option. The amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total amount of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Registered Securities, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares/units.

         If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contract") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be made only with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the amount of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the amount of Contract Securities.

         4.  COVENANTS OF THE COMPANY.  The Company agrees:

              (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus, including the Prospectus Supplement, pursuant to Rule 424(b) within the time period prescribed by the Rules and Regulations; to notify the Representatives, promptly after it receives notice, of the time when the Registration Statement or any amendment thereto becomes effective or promptly after the filing of any supplement or amendment to the Prospectus (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Securities) and to furnish the Representatives with copies thereof; to notify the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any

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                                                                          7

         stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

              (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all exhibits filed therewith;

              (c) To furnish promptly to each of the Representatives copies of the Registration Statement, including all exhibits, any Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested;

              (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may be required by the Securities Act, in the reasonable judgment of the Company or the Representatives, or requested by the Commission;

              (e) Prior to filing with the Commission any (i) amendment to the Registration Statement or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Securities), to furnish a copy thereof to the Representatives and counsel for the Underwriters;

              (f) As soon as practicable but no later than 16 months after the date of each Terms Agreement, to make generally available to its security holders an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule
         158) covering a period of at least twelve months beginning on the first day of the first fiscal quarter of the Company commencing after the later of (i) the effective date of the Registration Statement,
         (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement;

              (g) During the period, if any, specified in the Terms Agreement after the date of such Terms Agreement, to furnish to the Representatives copies of all materials furnished by the Company to its stockholders and all public reports and financial statements furnished by the Company to the principal national securities exchange upon which the common stock of the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

              (h) Promptly from time to time, to take such action as the Representatives reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; and


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                                                                          8

              (i)(A) In the event of an offering of common stock, preferred stock or convertible debt securities, not to (i) offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of common stock of the Company or permit the registration under the Securities Act of any shares of common stock of the Company (other than the Securities and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans),
         (ii) sell or grant options, rights or warrants with respect to any shares of common stock of the Company (other than the Securities and the grant of options pursuant to employee benefit plans), or (iii) offer for sale, sell or otherwise dispose of, directly or indirectly, any securities convertible into or, exchangeable or exercisable for common stock of the Company (other than the Securities), without, in any case, the prior written consent of a majority of the Representatives; PROVIDED, HOWEVER, the Company may, without such consent, offer and sell shares of common stock of the Company in transactions exempt from the registration requirements of the Securities Act, provided that the purchasers in such transactions are prohibited from offering for sale, selling or otherwise disposing of, directly or indirectly, any of the shares of common stock of the Company so acquired by them for the remainder of the period specified in the Terms Agreement and, (B) in the event of an offering of Debt Securities, between the date of the Terms Agreement and fourteen (14) calendar days after the date of delivery of the Debt Securities, not to offer for sale, sell or cause to be offered for sale or sold, without the prior written consent of a majority of the Representatives, any debt securities.

         5. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereto (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus and any Incorporated Documents, all as provided in this Agreement;
(d) the costs of reproducing and distributing this Agreement; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities, if necessary; (f) any applicable stock exchange listing or other fees; (g) the fees and expenses of filings, if any, with foreign securities administrators and of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing, reproducing and distributing a Blue Sky Memorandum (including related fees (in an amount not to exceed $10,000) and disbursements of counsel to the Underwriters); (h) the fees paid to rating agencies in connection with the rating of the Securities; (i) the costs of printing and issuance of certificates, if any; (j) reasonable fees and disbursements of the Trustee and any transfer agent; and (k) all other reasonable costs and expenses incident to the performance of the obligations of the Company under this Agreement; PROVIDED that except as provided in this
Section 5 and in Section 10, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel and the expenses of advertising any offering of the Securities made by the Underwriters, and the Company shall pay the fees and expenses of its counsel and any transfer taxes payable in connection with its sale of Securities to the Underwriters.

         6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and at the time of delivery of any Securities pursuant to a Terms Agreement, of the representations and warranties of the Company contained in this Agreement, to the performance by the Company of its obligations under this Agreement, and to each of the following additional terms and conditions:

         (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

         (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the Terms Agreement and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Sidley & Austin, counsel to the Company, or other counsel to the Company satisfactory to the Representatives, shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, and, if Option Securities are purchased, at any date after the Closing Date as specified in a Terms Agreement, additional opinions from such counsel, in form and substance acceptable to the Representatives to the effect that:

            (i) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act, and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

           (ii) The Debt Securities, if any, described in the Terms Agreement have been duly authorized by the Company, and when the Debt Securities have been duly executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for in accordance with this Agreement and the Terms Agreement or, in the case of Contract Securities, in accordance with Delayed Delivery Contracts, the Debt Securities will be duly and validly issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (iii) If any Securities to be issued are convertible into common stock, the shares of common stock initially issuable upon conversion of the Securities have been reserved for issuance upon such conversion; and when certificates therefor have been duly executed, countersigned, registered and delivered upon such conversion, will constitute shares of common stock which have been duly authorized and validly issued and are fully paid and non-assessable;

           (iv) The common stock and preferred stock, if any, described in the Terms Agreement; when certificates therefor have been duly executed, countersigned, registered and delivered in accordance with this Agreement and the Terms Agreement or, in the case of Contract Securities, in accordance with Delayed Delivery Contracts, constitute shares of common stock or preferred stock, as the case may be, which have been duly authorized and validly issued and are fully paid and non-assessable;

            (v) The Registration Statement was declared effective under the Securities Act as of the date specified in such opinion; any required filing of the Prospectus pursuant to Rule 424(b) of the Rules and Regulations has been made within the time period prescribed for such filing by the Rules and Regulations; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

           (vi) At the Effective Time, the Registration Statement (including all documents incorporated by reference therein) complied, and on the date of the Terms Agreement, the Prospectus (including all documents incorporated by reference therein) complies, and any further amendments or supplements thereto made by the Company on or prior to the date of such opinion comply (other than, in each case, the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein and the Form T-1 under the Trust Indenture Act, as to which such counsel need express no opinion) as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the applicable rules and regulations under said Acts;

          (vii) The Securities (other than any Contract Securities), the Indenture and the capital stock of the Company conform, and any Contract Securities, when issued, delivered and sold, will conform, in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement and the Prospectus; and the provisions of the contracts, agreements and instruments (as the same may be in effect on the Closing Date) summarized in the Prospectus, any supplement thereto or any document incorporated by reference therein, conform in all material respects to the descriptions thereof in the Prospectus, any supplement thereto or any document incorporated by reference therein;

         (viii) To such counsel's knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been so filed.

           (ix) The Terms Agreement, this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; and

            (x) The sale of the Securities by the Company, compliance by the Company with all of the provisions of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, any Delayed Delivery Contracts and the Securities and the consummation by the Company of the transactions contemplated hereby and thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or, to our knowledge, any other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound; and, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act, the Exchange Act and applicable state or foreign securities laws in connection with the offer and sale of the Securities by the Underwriters, to such counsel's knowledge, no consent, approval, authorization or order of, or filing or registration with, any court or any governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby;

    In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has considered the information set forth therein in light of the matters required to be set forth therein and such counsel has participated in conferences with officers and representatives of the Company, including its independent public accountants and, with respect to the Prospectus, representatives of and counsel for the Representatives during the course of which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel shall not have independently checked the accuracy or completeness of, or otherwise verified, and accordingly are not passing upon, and shall not assume responsibility for, the accuracy, completeness or fairness of the statements contained in or incorporated by reference in the Registration Statement and Prospectus (except as set forth in subparagraph (vii) above) and have relied as to materiality, to the extent deemed appropriate in accordance with such counsel's professional responsibilities, upon the judgment of officers and representatives of the Company, as a result of such consideration and participation, nothing has come to the attention of such counsel which causes such counsel to believe that the Registration Statement, as of the Effective Time or, if later, as of the date of the Company's most recent filing of an Annual Report on Form 10-K (including such Annual Report on Form 10-K), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of such opinion, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that, in each case, such counsel need not express any belief as to the financial statements and related schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

         In rendering such opinion, such counsel may (i) state that their opinion is limited to the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, (ii) rely as to matters of fact upon the representations contained in this Agreement and the certificates of officers of the Company and it subsidiaries and of public officials; PROVIDED that such counsel shall furnish copies thereof to the Representatives.

         (e) The General Counsel or other counsel of the Company, shall have furnished to the Representatives his written opinion, addressed to the Underwriters and dated the Closing Date, and, if Option Securities are purchased, at any date after the Closing Date as specified in a Terms Agreement, additional opinions from such counsel, in form and substance satisfactory to the Representatives to the effect that:

               (i) The Company and each of its significant subsidiaries (as defined in Rule 405 under the Securities Act and identified in the Terms Agreement) have been duly incorporated and are validly existing as corporations in good standing under the general corporation laws of their respective jurisdictions of incorporation and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

              (ii) All of the issued shares of capital stock of each significant subsidiary have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

             (iii) To such counsel's knowledge, and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are reasonably expected to have a material adverse effect on the business, business prospects, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others;

              (iv) The sale of the Securities by the Company and the compliance by the Company with all of the provisions of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, any Delayed Delivery Contract and the Securities, and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any significant subsidiary or of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (except that such counsel need express no opinion with respect to applicable state or foreign securities laws);

               (v) To such counsel's knowledge, neither the Company nor any significant subsidiary (A) is in violation of its charter or by-laws,
         (B) is in default, and no event has occurred, which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (C) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (B) and (C), for those defaults, violations or failures which, either individually or in the aggregate, are not reasonably expected to have a material adverse effect on the business, business prospects, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and

              (vi) To such counsel's knowledge, except for the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus or Schedule B to the Terms Agreement, to require the Company to file any other registration statement under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

         In rendering such opinion, such counsel may (i) state that his opinion is limited to the federal laws of the United States, the laws of the State of Illinois, the State of New York and the General Corporation Law of the State of Delaware and (ii) rely as to matters of fact upon certificates of officers of the Company and its subsidiaries and of public officials; PROVIDED that such counsel shall furnish copies thereof to the Representatives.

         (f) The Company shall have furnished to the Representatives on the Closing Date a letter of Ernst & Young LLP, addressed jointly to the Company and the Underwriters and dated the Closing Date of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72, and covering such additional financial statement items and procedures (including a review of interim financial statements specified in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 71) as the Representatives may reasonably request and in form and substance satisfactory to the Representatives.

         (g) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, and on any later date, if any, on which Option Securities are purchased, of its Chief Financial Officer or Treasurer and its General Counsel or other counsel stating that:

               (i) The representations and warranties of the Company in Section 2 of this Agreement are true and correct as of such date; the Company has performed all of its agreements contained in this Agreement which are required to be performed on or before the date of such certificate and the conditions set forth in subsections 6(h) and (j) of this Agreement have been fulfilled; and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and

              (ii) They have examined the Registration Statement and the Prospectus and (A) as of the Effective Date, the Registration Statement did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, as of the date of such certificate, the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or Prospectus which has not been set forth in such a supplement or amendment.

         (h)(i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (otherwise than as set forth or contemplated in the Prospectus or in a supplement thereto) or any change in or affecting, or any adverse development which affects, the business, business prospects, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein or in the Prospectus or in a supplement thereto.

         (i) Subsequent to the execution and delivery of the Terms Agreement there shall not have occurred any of the following: (i) any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Representative(s), impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (ii) trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iii) trading generally on the American Stock Exchange, or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or state authorities.

         (j) Subsequent to the execution and delivery of the Terms Agreement,
    (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

    All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         7.  INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and PROVIDED FURTHER, that as to any Preliminary Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or supplement thereto was corrected in the Prospectus, as determined by a court of competent jurisdiction, unless such failure resulted from non-compliance by the Company with Section 4(c). For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a Preliminary Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.
The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, if a claim in respect thereof is to be made against the indemnifying party under this

Section 7, the indemnified party shall notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 7, if, in the reasonable judgment of the Representatives, if there are legal defenses available to them which are different from or in addition to those available to such indemnifying party (it being understood that the Company shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel which shall be engaged only for purposes of appearing with such counsel in such jurisdictions in which such firm of attorneys is not licensed to practice)), and in that event the fees and expenses of such separate counsel shall be paid by the Company. Anything in this Section 7(c) to the contrary notwithstanding, but subject to Section 7(d), an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section hereof unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of an indemnified party.

         (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(c) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein (other than by reason of the failure to give notice, as provided in the first sentence of
Section 7(c)), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.


         (f) The agreements contained in Sections 4(f), 4(g), 5 and this
Section 7 and the representations and warranties of the Company in Section 2 (as made as of the date of this Agreement) shall survive the delivery of the Securities and shall remain in full force and effect, regardless of any termination or cancellation of the Terms Agreement incorporating the terms of this Agreement or any investigation made by or on behalf of any indemnified party.

         8. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at the Closing Date to purchase the Securities which it or they are obligated to purchase under a Terms Agreement (the "Defaulted Securities"), the Representatives shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement and the Terms Agreement; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then this Agreement and the Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other underwriters agree to purchase the Securities of a defaulting Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes in the Registration Statement, the Prospectus or any supplement thereto or in any other document or arrangement.

         9. EFFECTIVE DATE AND TERMINATION. The obligations of the Underwriters under the Terms Agreement may be terminated by the Representatives by notice given to and received by the Company prior to delivery of any payment for the Securities if, prior to that time, the events described in any of
Section 6(h), 6(i) or 6(j) shall have occurred.

         10. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or the Terms Agreement or (b) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement or the Terms Agreement (including the termination of the Terms Agreement pursuant to Section 9), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with the Terms Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If the Terms Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any Underwriter on account of those expenses.

         11. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing and shall be deemed duly given if mailed or transmitted by any standard form of telecommunication. Such notices shall be directed as follows:

         (a) if to the Underwriters, to their addresses furnished to the Company in writing for the purpose of communications hereunder;

         (b) if to the Company, to the address of the Company set forth in the Registration Statement, Attention: General Counsel;

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 7(c) shall be given to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. The Terms Agreement (including the provisions of this Agreement) shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. The Terms Agreement (including the provisions of this Agreement) are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement also shall be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. No purchaser of Securities from any Underwriter shall be deemed to be a successor solely by reason of such purchase.

         13. DEFINITION OF THE TERM "BUSINESS DAY". For purposes of this Agreement, "business day" means any day on which the NYSE is open for trading.

         14. GOVERNING LAW. This Agreement and the Terms Agreement shall be governed by and construed in accordance with the laws of New York (without giving effect to the principles of choice of law).

         15. COUNTERPARTS. The Terms Agreement may be executed in counterparts and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         16. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                                                         ANNEX I


(Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 A.M., New York time,
on                   , 19 *.)

                    DELAYED DELIVERY CONTRACT


                                                                 [Insert date of
                                                                  initial public
                                                                  offering]

IMC GLOBAL INC.
  c/o [Name and address
    of Underwriter[s]]

Gentlemen:

          The undersigned hereby agrees to purchase from IMC GLOBAL INC., a Delaware corporation ("Company"), and the Company agrees to sell to the undersigned, [IF ONE DELAYED CLOSING, INSERT---as of the date hereof, for delivery on __________________, 19__ ("Delivery Date"),]

          [$]________________

principal amount of the Company's [INSERT TITLE OF SECURITIES] ("Securities"), offered by the Company's Prospectus dated ___________________, 19__ and a Prospectus Supplement dated_____________, 19__, relating thereto, receipt of copies of which is hereby acknowledged, at __% of the principal amount thereof plus accrued interest from ________________, 19__, if any, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

     [IF TWO OR MORE DELAYED CLOSINGS, INSERT THE FOLLOWING:

          The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

Delivery Date                           Principal Amount
-------------                           ----------------

                                        [$]
------------------------                   -------------
                                        [$]
------------------------                   -------------

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

          Payment for the Securities that the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in [New York Clearing House (next day)] funds at the office of _____________________ at 10:00 A.M. on the Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date.


---------------------------------

*/   Insert date which is third full business day prior to Closing Date under the Terms Agreement.

          It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [ the] [each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at -such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

          Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below, notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

          This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                        Yours very truly,


                                        ----------------------------------------
                                                  (Name of purchaser)

                                        By
                                           -------------------------------------
                                                  (Title of Signatory)


                                        ----------------------------------------


                                        ----------------------------------------
                                                  (Address of Purchaser)

Accepted, as of the above date,

IMC GLOBAL INC.

By
   ----------------------------
     Name:
     Title:

                                                                    ANNEX II (A)

                         IMC GLOBAL INC.
                           ("Company")

                         Debt Securities

                         TERMS AGREEMENT


                                                                ___________,19__

IMC Global Inc.
2100 Sanders Road
Northbrook, Illinois  60062
Attention:

Dear Sirs:

          [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions of the Company attached hereto (the "Underwriting Agreement"), the following securities ("Securities") to be issued under an indenture, dated ________, 19__, between the Company and _______________, as Trustee, on the following terms:

     TITLE: [ %] [Floating Rate] [Senior] [Subordinated] [Notes] [Debentures] Due ___

     PRINCIPAL AMOUNT:  [$]

     INTEREST:  [  % per annum, from            , 19  , payable semiannually on
        and commencing              , 19  , to holders of record on the
preceding                  or               , as the case may be.]  [Zero
coupon]

     MATURITY:           , 19  .

     OPTIONAL REDEMPTION:

     SINKING FUND:

     PERIOD DESIGNATED PURSUANT TO SECTION 4(g) OF THE UNDERWRITING AGREEMENT:
__ years.

     PERIOD DESIGNATED PURSUANT TO SECTION 4(i) OF THE UNDERWRITING AGREEMENT:
__ days.

     [CONVERSION PROVISIONS]:

     [Other Terms]

     DELAYED DELIVERY CONTRACTS:  [None.] [Delivery Date[s] shall be
    , 19  .  Underwriters' fee is   % of the principal amount of the Contract
Securities.]

     PURCHASE PRICE:   % of principal amount, plus accrued interest [, if any,]
from _________, 19__ .

     EXPECTED REOFFERING PRICE:   % of principal amount, subject to change by
the undersigned.

     CLOSING DATE:            A.M. on            , 19  , at __________________
in New York [Clearing House (next day)] [Federal (same-day)] funds.

     [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]






The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

          [IF APPROPRIATE, INSERT--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.]

          The significant subsidiaries (as defined in Rule 405 under the Securities Act of 1933) of the Company are as follows:

          The provisions of the Underwriting Agreement are incorporated herein by reference [IF APPROPRIATE, INSERT--, except that the obligations and agreements set forth in Section 8 ("Defaulting Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

          The Securities will be made available for checking and packaging at the office of _______________ at least 24 hours prior to the Closing Date.

          This Terms Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

          [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

          [Please signify your acceptance of the foregoing by return wire not
               later than          P.M. today.]

                              Very truly yours,


                              [Insert name(s) of Representatives
                              or Underwriters] [On behalf of
                              [themselves][itself] and as
                              Representative[s] of the Several]
                              [As] Underwriters[s]

                              [By [Name of Representative]]

                              By
                                 ------------------------------
                              Name:
                              Title:


Accepted as of the date above

IMC Global Inc.


By:
    -------------------------------
       Name:
       Title:

                            SCHEDULE A


                                                       Principal
     Underwriter                                         Amount
     -----------                                        -------
























                                                       --------------
Total. . . . . . . . . . . . . . . . . . . . . . . [$]

                                                                    ANNEX II (B)

                         IMC GLOBAL INC.
                           ("Company")

                        Equity Securities

                         TERMS AGREEMENT


                                                                           ,19__

IMC Global Inc.
2100 Sanders Road
Northbrook, Illinois  60062
Attention:

Dear Sirs:

         [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions of the Company attached hereto (the "Underwriting Agreement"), the following securities ("Securities") on the following terms:

    TITLE:    [Common Stock] [Preferred Stock, Series ______]

    NUMBER OF SHARES TO BE ISSUED:     [______ shares]

    [For Preferred Stock:

    VOTING RIGHTS:

    PREFERRED STOCK DIVIDENDS:    [cash dividends of $  to $   per
share payable quarterly in arrears on _____ __, ______ __, _______ __ and _______ __.]

    OPTIONAL REDEMPTION:

    MANDATORY REDEMPTION/SINKING FUND:

    LIQUIDATION PREFERENCE:  [$    per share plus     ].

    NAME OF EXCHANGE OR MARKET:   [New York Stock Exchange] [NASDAQ
National Market System] [American Stock Exchange]

    PERIOD DESIGNATED PURSUANT TO SECTION 4(g) OF THE UNDERWRITING
AGREEMENT:      years.

    PERIOD DESIGNATED PURSUANT TO SECTION 4(i) OF THE UNDERWRITING
AGREEMENT:  ___ days.

    [CONVERSION PROVISIONS]:

    [Other Terms]

    PRICE TO PUBLIC:    $_________ per share

    UNDERWRITING DISCOUNTS AND COMMISSION:

    PROCEEDS TO COMPANY:

    OVER-ALLOTMENT OPTION:

    CLOSING DATE:            A.M. on            , 19  , at
_______________ in New York [Clearing House (next day)] [Federal
(same-day)] funds.

    NAME OF TRANSFER AGENT AND REGISTRAR:

    [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]]

    [For Common Stock:

    NAME OF EXCHANGE OR MARKET:   [New York Stock Exchange] [NASDAQ
National Market System] [American Stock Exchange]

    PERIOD DESIGNATED PURSUANT TO SECTION 4(g) OF THE UNDERWRITING
AGREEMENT:      years.
          -----

    PERIOD  DESIGNATED PURSUANT TO SECTION 4(i) OF THE UNDERWRITING
AGREEMENT:  ___ days.

    [Other Terms]

    PRICE TO PUBLIC:         $______________ per share

    UNDERWRITING DISCOUNTS AND COMMISSION:

    PROCEEDS TO COMPANY:

    OVER-ALLOTMENT OPTION:

    CLOSING DATE:            A.M. on            , 19  , at
_______________ in New York [Clearing House (next day)] [Federal
(same-day)] funds.

    NAME OF TRANSFER AGENT AND REGISTRAR:

    [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]]

    The respective shares of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

    [IF APPROPRIATE, INSERT--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the number of shares to be purchased by the Underwriters listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters.]

         The significant subsidiaries (as defined in Rule 405 under the Securities Act of 1933) of the Company are as follows:

         The provisions of the Underwriting Agreement are incorporated herein by reference [IF APPROPRIATE, INSERT--, except that the obligations and agreements set forth in Section 8
("Defaulting Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

         The Securities will be made available for checking and
packaging at the office of                 at least 24 hours prior to
the Closing Date.

         [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

         [Please signify your acceptance of the foregoing by return
wire not later than    P.M.    today.]

                                  Very truly yours,


                                  [Insert name(s) of Representatives
                                  or Underwriters] [On behalf of
                                  [themselves][itself] and as
                                  Representative[s] of the Several]
                                  [As] Underwriters[s]

                                  [By [Name of Representative]]



                                  By
                                    ------------------------------
                                  Name:
                                  Title:


Accepted as of the above date

IMC Global Inc.


By:
    -----------------------------
       Name:
       Title:

                                 SCHEDULE A


                                                      Number of
    Underwriter                                        Shares
    -----------                                       --------
















                                                      ---------
Total. . . . . . . . . . . . . . . . . . . . . . . [$]
                                                      ---------
                                                      ---------

                               IMC GLOBAL INC.
                                 ("Company")

                               Debt Securities

                               TERMS AGREEMENT



July 17, 1997

IMC Global Inc.
2100 Sanders Road
Northbrook, Illinois  60062

Ladies and Gentlemen:

         On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions of the Company attached hereto (the "Underwriting Agreement"), the following securities ("Securities") to be issued under an Indenture, dated as of July 17, 1997, between the Company and The Bank of New York, as Trustee, on the following terms:

    TITLE:  6 7/8% Debentures Due July 15, 2007

    PRINCIPLE AMOUNT:  $150,000,000

    INTEREST: 6 7/8% per annum, from July 22, 1997, payable semiannually on January 15 and July 15, commencing January 15, 1998, to holders of record on the preceding January 1 or July 1, as the case may be.

    MATURITY:  July 15, 2007.

    OPTIONAL REDEMPTION:     None

    SINKING FUND:       None

    PERIOD DESIGNATED PURSUANT TO SECTION 4(g) OF THE UNDERWRITING
AGREEMENT:  None.

    CONVERSION PROVISIONS:   None

    DELAYED DELIVERY CONTRACTS:  None.

    PURCHASE PRICE: 99.17% of principal amount, plus accrued interest, if any, from July 22, 1997.

    EXPECTED REOFFERING PRICE: 99.82% of principal amount, subject to change by the Underwriters.

    CLOSING DATE:       9:00 A.M. on July 22, 1997, at the offices of
Sidley & Austin in Chicago in Federal (same-day) funds.

    NAME AND ADDRESS OF REPRESENTATIVES:

    Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
    Merrill Lynch World Headquarters
    World Financial Center - North Tower
    New York, New York 10281

    J.P. Morgan & Co.
    60 Wall Street
    New York, New York  10260

    Salomon Brothers Inc
    Seven World Trade Center
    New York, NY  10048

The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

         The significant subsidiaries (as defined in Rule 405 under the Securities Act of 1933) of the Company are as follows:

    IMC Global Operations Inc.
    IMC-Agrico MP, Inc.
    IMC Kalium Ltd.
    International Minerals & Chemical (Canada) Global Limited
    IMC Kalium Canada Ltd.
    IMC Kalium Carlsbad Potash Company
    IMC AgriBusiness Inc.
    The Vigoro Corporation

         The provisions of the Underwriting Agreement are incorporated herein by reference.

         This Terms Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

                              *   *   *   *   *

                             Very truly yours,

                             Merrill Lynch & Co.
                             Merrill Lynch, Pierce,
                              Fenner & Smith Incorporated
                             J.P. Morgan Securities Inc.
                             Salomon Brothers Inc

                             By:  Merrill Lynch & Co.
                                  Merrill Lynch, Pierce,
                                   Fenner & Smith Incorporated

                                  By /s/ Henry James O'Neill
                                    ---------------------------------
                                   Name: Henry James O'Neill
                                   Title: Vice President


Agreed and accepted as of the
  date written above

IMC Global Inc.


By:  /s/ Eileen A. Kamerick
     -----------------------------
      Name:  Eileen A. Kamerick
      Title:    Vice President and Treasurer

                                 SCHEDULE A


                                                      Principal

    Underwriter                                        Amount
    -----------                                       ----------

Merrill Lynch, Pierce, Fenner & Smith Incorporated    $ 50,000,000

J.P. Morgan Securities Inc.                           $ 50,000,000

Salomon Brothers Inc                                  $ 50,000,000

                                                      --------------
Total. . . . . . . . . . . . . . . . . . . . .        $150,000,000